ERI INVESTOR PRESENTATION

(NASDAQ: ERII)

2017

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Who We Are

An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science

Pressure Energy is our Arbitrage

What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

Core End-Markets

OIL & GAS

WATER

CHEMICALS



VORTEQ AND MTEQ COMMERCIALIZATION UPDATES

- VorTeq delivered from Caterpillar Kemper and equipment commissioning nearing completion



- Private testing will commence in throughout October, inline with prior guidance
- If private testing successful, M1 achievement in Q4 2017
- MTeq schedule moderately impacted by Hurricane Harvey, still expect initial field test to occur prior to year-end

VORTEQ – A MATTER OF ENGINEERING NOT PHYSICS

- System excitation (vibration / shaking) at elevated flow rates was primary failure mode – resulting in:
  - Axial bearing failure – increase in friction, *cartridge rotation impeded*
  - PX cartridge liftoff – PX not seated flush / correctly within housing, increase in friction, *cartridge rotation impeded*
  - Radial bearing failure – sand enters radial channel, increase in friction, *cartridge rotation impeded*
  - Carbide fracture – cracks in carbide, increase in friction, *cartridge rotation impeded*
- Design enhancements to mitigate failure modes
  - New Missile Design – Caterpillar Kemper designed manifold: System excitation addressed via modal & harmonic analysis on entire manifold
  - New Cartridge Design: Bearing failure addressed through hybrid bearing with optimized hydrostatic and secondary hydrodynamic features
  - New Housing: Cartridge liftoff addressed mechanically and hydraulically (bolted-down and force-balanced)
  - New Carbide Grade: addresses carbide fracture through use of grade with greater ductility
- Computational and Experiential Design Process
  - Over 17,500 man-hours consisting of 5 PhDs and multiple masters and bachelor degreed engineers
  - Engineering Disciplines employed – fluid dynamics, fluid-structural interaction, structural dynamics, rotor dynamics, fracture mechanics, tribology

HISTORY OF ENERGY RECOVERY

1992 - 2014

- Developed Pressure Exchanger Technology
- Invested in R&D
- Established Market Leadership in Desalination
- Increased shipments of Energy Recovery Devices Worldwide

2015

- New Corporate Strategy and Management Team
- Signed 15-year license with Schlumberger
- Installed first Energy Recovery device in Saudi Aramco production portfolio
- Revenues up 47% in 2015

2016

- Commenced collaborative VorTeq testing with Schlumberger
- Secured largest purchase order in company history
- Record company gross margins
- 2014-2016 revenue CAGR of 34%

Growth

- Commercialize VorTeq technology
- MTeq product introduction and commercialization
- Alderley agreement to further penetrate Saudi Aramco & greater GCC
- Expand water desalination segment's total addressable market

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class engineering talent – critical mass of PhD assets

Validation of New Corporate Strategy & Management Team

- Signed 15 year exclusive licensing agreement with Schlumberger
- Signed 10 year exclusive licensing agreement with Alderley in the GCC for IsoGen & IsoBoost
- Corporate speed and agility – new product introductions on 12 month cycle

Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)

Desalination - Ceramic PX



Energy Applications - Tungsten Carbide PX


Sleeve
Rotor with ducts (only moving part)
End covers

Pressure Exchange Motion Snapshot


HIGH PRESSURE
LOW PRESSURE
HIGH PRESSURE
LOW PRESSURE

WATER

Making Desalination Affordable

Pressure Exchanger


energy recovery

18,000 Installations on 7 continents

OIL & GAS



Hydraulic Fracturing: **VorTeq**

CHEMICALS



IsoBoost Applications
- Gas Processing
- Ammonia



IsoGen Applications
- Gas Processing
- Pipelines
- Ammonia

Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015
- **27.8%** of OPEX in 2016


energy recovery
Derivative of Pressure Exchanger
SLB Licensing Revenue
Desal

$?M

Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles

~$80M to $200M per annum

~$50M

2016 — **$54.7M**

Incremental Revenue Opportunity

2020+ — **$200M+**

High rates of flow	✓
High pressure differentials	✓
High capital intensity in the form of pumps and ancillary equipment	✓
Hostile process fluid applications	✓

Flow x Pressure Differential = Energy Density

EFFICIENT FRONTIER OF PRODUCT OPTIONALITY


Desalination
$15 - $20M FCFE
Cash Cow/ Funding Mechanism
Early-stage Businesses / Real Options
VorTeq™ – 2015, exclusive licensing agreement with SLB
PX / VorTeq derivatives – target rich product development road map
IsoGen™ – 2015, installed first ERD in Saudi Aramco facility
IsoBoost™ – 2016 secured PO totaling up to $11M
Return
Risk (*technology, execution, capital)*

Targeting 24 month development cycles, commencing every twelve months


Concept cycle begins
Next concept cycle begins
Proof of concept
Concept
Derive value proposition
Prototype design and manufacturing
Consummate long-term strategic partnership
Manufacture commercial units
Size and segment market
Consummate early adoption partnership
Initiate field trials
Conclude field trials
Generate product revenues
1
12
24
Months

$4.1B ADDRESSABLE MARKET OPPORTUNITY



$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
0
TAM (Billions)
$50M
$2.0B
$1.2B
$840M
$4.1B
?
$600M
Mud Pumping
Water
Upstream
Midstream
Ammonia
TOTAL
New Opportunities
WATER
OIL & GAS
CHEMICALS
DEVELOPING

energy recovery™



Desalination

The "PX Pressure Exchanger"

- 18,000 PX devices installed worldwide
- 25-year life with no maintenance
- Dominant global market share
- 60%+ gross margins

Compelling short and long term market opportunity

- Global water demand / supply gap
- Expand product offering to increase total addressable market
- Expand procurement vehicle options – Energy Services Agreements

Significant Cash Flow Funds Growth Initiatives



Emerging Markets

Upstream Oil & Gas

VORTEQ HYDRAULIC PUMPING SYSTEM

Hydraulic Piston Concept



Fluid Flows in Pressure Exchanger


Low Pressure Frac Fluid IN
High Pressure Frac Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

PX on Missile



VorTeq Missile



Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
HIGH PRESSURE PUMP FLEET
BLENDER

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

IS VORTEQ DISRUPTIVE?

Status Quo → **With VorTeq** → **Centrifugal Pump Model**

Status Quo

Existing Pumping Model with 15 to 20 PD Pumps



With VorTeq



1. **Reduced Maintenance:** $3M to $4M p/yr p/fleet*
2. **Decreased Pump Redundancy / Lower CAPEX:** $1M to $2M p/yr p/fleet*

Centrifugal Pump Model

New Pumping Model with 3 to 4 Centrifugal Pumps



3. **Centrifugal Pump Model** $8M to $12M p/yr p/fleet*

*ERI estimates

SLB LICENSING AGREEMENT STRUCTURE

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System for on-shore hydraulic fracturing (Field of Use)**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - Schlumberger paid an upfront **$75M** exclusivity fee (15 year revenue recognition)
  - Schlumberger will pay two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPI's (revenue recognition in period milestone achieved)
    - ✓ Milestone 1: Frac on test well at SLB Oklahoma facility
    - ✓ Milestone 2: Frac on E&P well
  - Path to commercialization and royalties
    - ✓ New manifold/missile design implemented and approved for field use
    - ✓ Upon commercialization, royalty rate of **$1.5M** per VorTeq per year
    - ✓ Royalty payments on a "take or pay" basis

MTEQ MUD PUMPING SYSTEM

Status Quo


POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
MUD SOLIDS CONTROL

With MTeq


CLEAN FLUID SOURCE
MTeq™
CENTRIFUGAL PUMP
CENTRIFUGAL PUMP
MUD SOLIDS CONTROL

MTEQ UNLOCKS VALUE FOR OPERATORS

Drilling Configuration with MTeq & Centrifugal Pumps

Reduced Logistics

- ✓ Lower load requirements
- ✓ Less rig-up and rig-down time

Increased Productivity

- ✓ Reduction in planned and unplanned rig downtime


MTeq™

Reduced Operating Cost

- ✓ Reduced R&M
- ✓ Increased pump life
- ✓ Fewer pumps

Higher Reliability & Safety

- ✓ Less risk of injury



Emerging Markets
Midstream & Chemicals

IsoBoost and IsoGen recover pressure energy and increase reliability of pumping systems



- Save millions of dollars in energy over life of plant
- Improve reliability, availability, maintainability
- Decrease carbon footprint

Licensing Agreement with Alderley plc

- 10 year exclusive license for IsoBoost ™ & IsoGen™ in Gas Processing & Pipelines in the GCC, Iraq & Iran*
- Agreement leverages ERI's unique technology & Alderley's distribution channel with GCC operators
- The agreed royalty rates increase the product's margin profile and mitigate execution risk
- Subject to certain minimum sales requirements to maintain exclusivity

Helps Plants Save Energy, Reduce Maintenance, And Run More Profitably

*To the extent international sanctions and laws permit

Status Quo


SWEET GAS
LEAN AMINE
CONTACTOR
SOUR GAS
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
RICH AMINE
LETDOWN VALVE
HEAT EXCHANGER
TO REGENERATOR
FROM REGENERATOR

Wasted Pressure Energy & High Pump CAPEX

With IsoBoost


SWEET GAS
LEAN AMINE
CONTACTOR
SOUR GAS
REDUCED SIZE HIGH PRESSURE PUMP
IsoBoost™ System
TO REGENERATOR
RICH AMINE
HEAT EXCHANGER
FROM REGENERATOR

Reduced OPEX & Pump CAPEX

Status Quo


LOST
ENERGY
LOST
ENERGY
LOST
ENERGY
Mountain
Pumping station
Terminal or refinery

Vertical Pipelines Must Be Depressurized

With IsoGen


RECOVER LOST ENERGY
ELIMINATE CHOKE VALVES
Mountain
IsoGen
Pumping station
Terminal or refinery

Pressure Generating Power

Strategic Imperatives

Short Term and Long Term Goals



Commercialize VorTeq

- On schedule to achieve Milestone success in 2017
- Deployment estimated to commence in 2018



Product Innovation

- Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger technology every 24 months, in annual cycles
- MTeq introduction demonstrates success of strategy in 2017


energy recovery

Market Expansion

- Enhance market position in water desalination
- Increased sales into retrofit market have commenced



Monetize Centrifugal Product Lines

- Alderley relationship provides path for growth in GCC
- Execute similar structure for monetization in other regions around the globe

THANK YOU

